UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CRYO-CELL INTERNATIONAL, INC.

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CRYO-CELL INTERNATIONAL, INC.

700 BROOKER CREEK BOULEVARD

SUITE 1800

OLDSMAR, FLORIDA 34677

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 28, 2006

To the Stockholders of Cryo-Cell International, Inc.:

Notice is hereby given that the Annual Meeting of the Stockholders of Cryo-Cell International, Inc. (the “Company”) will be held on June 28, 2006, at 8:00 A.M. local time, at the Courtyard Marriott, 4014 Tampa Road, Oldsmar, Florida 34677. The meeting is called for the following purposes:

1.	To elect a board of five directors.

2.	To ratify the appointment of Grant Thornton LLP as the independent registered public accountants of the Company and its subsidiaries for the fiscal year ending November 30, 2006.

3.	To approve the 2006 Stock Incentive Plan.

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournments thereof.

The close of business on May 24, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

A proxy for the meeting is enclosed with this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. You are requested to fill in and sign the proxy, which is solicited by the Company’s board of directors, and mail it promptly in the enclosed envelope.

By Order of the Board of Directors,

Mercedes Walton Chairman and Chief Executive Officer

Dated: June 1, 2006

CRYO-CELL INTERNATIONAL, INC.

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of Cryo-Cell International, Inc. (the “Company”) in connection with the 2006 Annual Meeting of Stockholders and any adjournments thereof. The meeting will be held at the Courtyard Marriott, 4014 Tampa Road, Oldsmar, Florida 34677, on June 28, 2006 at 8:00 A.M. local time.

The meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the Notice of Annual Meeting are being provided to stockholders beginning on or about June 1, 2006. The Company, a Delaware corporation, has its principal executive offices at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

Solicitation of Proxies

The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the accompanying proxy, our Annual Report on Form 10-KSB and other materials which may be sent to our stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will upon request be reimbursed by the Company for their expenses in doing so. Proxies are being solicited personally, by mail, telephone, telegram or special letter. The Company has retained the services of Georgeson Shareholder Communications Inc. (“Georgeson”), a professional proxy solicitation firm, to aid in the solicitation of proxies. Georgeson may solicit proxies by personal interview, mail, telephone and electronic communications. The Company estimates that it will pay Georgeson its customary fee, estimated to be approximately $7,500, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.

Our board of directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. Nevertheless, if other matters do come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

Stockholders Entitled to Vote

Only holders of record of our shares of common stock at the close of business on May 24, 2006 are entitled to notice of and to vote at the meeting and at any adjournments or postponements of the meeting. Each share entitles its holder to one vote on each matter presented at the meeting. The holders of one-third of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date there were 11,624,629 shares outstanding.

Vote Required

Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, votes cast “For,” “Against” or “Abstain” are included. Abstentions are counted as votes cast against any matter and will be counted for purposes of determining whether a quorum is present at the meeting.

If your shares are held in the name of a bank, broker or other holder of record (commonly referred to as “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (broker non-votes) are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter, but are counted as present for purposes of determining the existence of a quorum at the meeting.

Proxy Revocability

Any proxy given pursuant to this solicitation is revocable at any time prior to the voting at the meeting by (1) delivering written notice to the Secretary of the Company, (2) submitting a subsequently dated proxy, or (3) attending the annual meeting, withdrawing the proxy, and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The board of directors currently consists of five board seats, of which all five positions are currently filled. The current five directors are nominated for re-election at the annual meeting. If elected, each of the five directors will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or as otherwise provided by the Company’s bylaws or by Delaware law.

It is intended that the shares represented by the enclosed proxy will be voted for the election of these five nominees (unless such authority is withheld by a stockholder) as described herein. In the event that any of the nominees should become unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the board of directors or for the balance of the nominees, in which case the size of the board would be reduced accordingly. The board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

The name, age, principal occupation and other information concerning each current nominee for election as a director are set forth below:

Mercedes Walton, 52, Chairman of the Board.    Ms. Walton has served as a director of the Company since October 2000, as Chairman since June 2002, as Interim Chief Executive Officer from April 2003 through August 2005 and as the Chief Executive Officer since September 2005. She was CEO of Ralston Hill Consulting LLC, a business development and strategic technology consulting practice, from March 2000 until August 2005. Ralston Hill Consulting specializes in the design and deployment of technology commercialization strategies. From January 2001 to September 2001, Ms. Walton was employed as the President and Chief Operating Officer of Applied Digital Solutions, Inc., a provider of e-business solutions. Ms. Walton was employed by AT&T from 1976 to 2000. She served as AT&T’s Vice President-Corporate Strategy and Business Development from January 1999 to March 2000, and as its Business Development Vice President-Corporate Strategy from March 1996 to December 1998. Ms. Walton’s educational achievements include a Bachelor of Arts degree from Smith College, and Masters degrees from both Harvard University and Massachusetts Institute of Technology.

Gaby W. Goubran, 64.    Mr. Goubran has served as a director since June 2002. Mr. Goubran is currently Managing Director of International Business Developments, Ltd., an international consulting firm providing business development services to multinational companies in diverse industries. Mr. Goubran founded International Business Developments in 1983 and has been active in the company since that time. Mr. Goubran’s educational achievements include a Bachelor of Science degree from Alexandria University, Egypt and a Masters degree from Babson College.

Jagdish Sheth, Ph.D., 67.    Dr. Sheth has served as a director since October 2002. Dr. Sheth is currently the Charles H. Kellstadt Professor of Marketing at Emory University’s Goizueta Business School, where he founded the Center for Relationship Management. Dr. Sheth has published 12 books and over 200 articles in different areas of marketing and business strategy. Dr. Sheth is a frequent consultant to Fortune 500 companies, has held chairs at the University of Southern California and the University of Illinois, and served on the faculties of Columbia and MIT. Dr. Sheth also serves on the board of directors of Wipro Limited, and Shasun Chemicals and Drugs Ltd.

Anthony P. Finch, 55.    Mr. Finch has served as a director since March 2003. Mr. Finch is currently Chief Scientific Officer of the Irish National Blood Centre and National Tissue Typing Reference Laboratory. There, Mr. Finch is responsible for the direction, management, organization, integration and restructuring of the national laboratories and their ancillary services to comply with the highest pharmaceutical standards. Mr. Finch has over 25 years of experience in cell separation and cryopreservation of cellular products, with over 12 years experience in cord blood processing. In 1993, Mr. Finch pioneered the fractionation and isolation of cord blood stem cells for small volume cryogenic storage and has developed large scale processing in line with current Good Manufacturing Practice. He has established several cord blood stem cell banks in the United States, Europe and Asia. Among numerous professional affiliations, Mr. Finch is a Fellow of both the Academy of Medical Laboratory Sciences and Institute of Biomedical Sciences, and is a member of the Cord Blood Stem Cell International Society.

Scott Christian, 51.    Mr. Christian has served as a director since April 2003. Mr. Christian is the Vice President and General Manager of Black Box Voice Services. He served as President and Chief Executive Officer of Norstan, Inc. from February 2004 until January 25, 2005, when Norstan was acquired by Black Box Corporation, and as a member of Norstan’s Board of Directors from March 2004 until January 25, 2005. Previously, he had been Executive Vice President and Chief Financial Officer of Norstan since January 2001. Prior to its acquisition, Norstan was one of the largest independent communications solutions and services companies serving enterprise customers in North America, with revenues exceeding $200 million. Mr. Christian served as Senior Vice President of Finance of Ceridian Corporation from April 1999 to October 2000. From April 1981 to February 1999, Mr. Christian was employed by Automatic Data Processing in a variety of capacities, including Chief Financial Officer for the Electronic Services Division from 1995 to 1999. Mr. Christian has 27 years of experience in financial management. Mr. Christian’s educational achievements include a Bachelor of Arts degree from the University of Dayton, and a Master’s degree from Pepperdine University.

The five director nominees receiving the greatest number of votes at the annual meeting (in person or by proxy) will be elected directors, assuming a quorum is present at the meeting. Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received for the election of each nominee named above.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY.

Other Executive Officers

Biographical information regarding the Company’s executive officers who are not currently serving as directors of the Company is set forth below:

Gerald F. Maass, 52, Executive Vice President.    Mr. Maass is currently Executive Vice President, Corporate Business Development, and has responsibility for new business development, international expansion and mergers and acquisitions. Mr. Maass joined the Company in 1998 from Critikon, a subsidiary of Johnson & Johnson, where his most recent position was International Director of Marketing for the Patient Monitoring business. Mr. Maass’ ten-year tenure with Johnson & Johnson included several marketing and business development roles; he also served on the Critikon management committee. Prior to Johnson & Johnson, Mr. Maass was with Baxter Healthcare and Control Data Corporation in marketing, sales management, business development and business management roles. Mr. Maass began his career with Mayo Clinic in Rochester, Minnesota and has a degree in Medical Technology.

Jill Taymans, 36, Vice President, Finance.    Ms. Taymans joined the Company in April 1997 serving initially as Controller and was appointed Chief Financial Officer in May 1998. Ms. Taymans graduated from the University of Maryland in 1991 with a BS in Accounting. She has worked in the accounting industry for over 14 years in both the public and private sectors. Prior to joining the company, she served for three years as Controller for a telecommunications company in Baltimore, Maryland.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of the board of directors. Five directors currently sit on the board of directors. Each director is elected to hold office for a period of one year or until his or her successors are elected. The Company expects its directors to attend the annual meetings of stockholders, if possible. All directors attended last year’s annual meeting.

The board of directors held four meetings in fiscal 2005, and each of the directors then in office attended at least 75% of the regularly scheduled meetings of the board and the committees of the board of which the director was a member. The committees established by the board of directors include the following:

Audit Committee

The current members of the audit committee are Mr. Christian (Chairman) and Mr. Finch. The audit committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors attached to this Proxy Statement in Annex A. The charter sets out the responsibilities, authority and specific duties of the audit committee. In addition, the charter specifies the structure and membership requirements of the committee, as well as the relationship of the audit committee to the independent auditors and management of the Company. The audit committee assists the board of directors in fulfilling its responsibilities of ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared; that there is consistent application of generally accepted accounting principles; and that there is compliance with management’s policies and procedures. In performing these functions, the audit committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the audit committee recommends the independent auditors for appointment by the board of directors. The audit committee met six times during the last fiscal year. The members of the audit committee are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934.

The board of directors has determined that each of the audit committee members is able to read and understand fundamental financial statements. In addition, the board of directors has determined that at least one member of the audit committee, Mr. Scott Christian, is an “audit committee financial expert” as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities and Exchange Act of 1934. Mr. Christian’s relevant experience includes his prior service as the Chief Financial Officer of Norstan, Inc., his past experience as Senior Vice President of Finance of Ceridian Corporation, and his experience as Chief Financial Officer of the Electronic Services Division of Automatic Data Processing, Inc. In addition, Mr. Christian has an MBA degree from Pepperdine University.

Compensation Committee

The current members of the compensation committee are Mr. Sheth (Chairman), Mr. Goubran and Mr. Christian. The primary function of the compensation committee is to review the Company’s compensation philosophy and policy, which determines management and executive compensation benefits. The compensation committee is also responsible for the administration of the Company’s stock option plans and is the approving authority for management recommendations with respect to option grants. During the last fiscal year there were four meetings of the compensation committee.

Governance Committee and Nominating Process

The current members of the governance committee are Mr. Goubran (Chairman), Mr. Sheth and Mr. Finch. The primary focus of the governance committee is on the broad range of issues surrounding the composition and operation of the Company’s board of directors. The committee provides assistance to the board of directors in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the board of directors, and review and consideration of developments in corporate governance practices. The committee’s goal is to assure that the composition, practices and operation of the board of directors contribute to value creation and effective representation of the Company’s stockholders.

The governance committee performs similar functions to a nominating committee for the Company as described above. The governance committee has adopted a charter which was attached to our Proxy Statement for the 2005 annual meeting of stockholders. The charter does not, however, cover the procedures for director-nominations made by our board of directors. During the last fiscal year there were three meetings of the governance committee. The members of the governance committee are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards.

The governance committee will consider director-nominees submitted by stockholders. Any stockholder recommendation should be submitted in writing to the Company in care of the corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677, along with the written consent of such nominee to serve as a director if so elected. Any such recommendation by a stockholder shall be referred to the governance committee, and the governance committee, in consultation with the Company’s Chief Executive Officer, will review the nomination in accordance with the Company’s certificate of incorporation, bylaws and applicable laws and regulations. The governance committee considers general business experience, industry experience, track record as a director of other companies, probable tenure if elected and other factors as relevant in evaluating director-nominees.

The governance committee’s process for reviewing nominees is as follows. When a directorship becomes vacant, or the board otherwise determines that an individual should be recruited for possible nomination to the board, the governance committee, in consultation with the Company’s Chief Executive Officer, will prepare a profile of a candidate expected to provide the most meaningful contribution to the board as a whole. The governance committee (or a subcommittee designated by the governance committee) will normally consider all of the following: (a) the candidate’s skills, experience and other relevant biographical information, (b) the candidate’s general interest in serving a public corporation, (c) the candidate’s ability to attend board and committee meetings and (d) any potential concerns regarding independence or conflicts of interest. Following the initial screening, if the governance committee approves a candidate for further review, the governance committee will establish an interview process for the candidate. It is expected that at least a majority of the members of the governance committee, along with the Company’s Chief Executive Officer, would interview each candidate. At the same time, the governance committee, assisted by the Company’s legal counsel, will conduct a comprehensive conflicts-of-interest assessment for the candidate. The governance committee will then consider reports of the interviews and the conflicts-of-interest assessment and determine whether to recommend the candidate to the full board of directors. A subcommittee of the governance committee, management representatives designated by the governance committee or a search firm selected by the governance committee may assist the process. Any nominee recommended by a stockholder would be subject to the same process.

According to the Company’s bylaws, only persons nominated in accordance with the following procedures shall be eligible for election by stockholders as directors. Nominations of persons for election as directors at a meeting of stockholders called for the purpose of electing directors may be made by or at the direction of the board of directors or by any stockholder in the manner described below. For a nomination to be properly made by a stockholder, the stockholder must give written notice to the Company’s corporate Secretary so as to be received at the principal executive offices of the Company not less than (i) with respect to an annual meeting of stockholders, 120 days in advance of the date of the Proxy Statement released to our stockholders in connection with the previous year’s annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be so received a reasonable time before the solicitation is made, and (ii) with respect to a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which the notice of such meeting is first given to stockholders. Each such notice shall set forth:

•	the name and address of the stockholder who intends to make the nomination and of the person(s) to be nominated

•	a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice

•	a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by the stockholder

•	such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the board, and

•	the consent of each nominee to serve as a director of the Company if so elected.

Directors’ Fees

Directors who are employees of the Company receive no compensation for their services as directors or as members of committees. Each director of the Company is eligible to receive awards of options or shares pursuant to the Company’s stock option plan. Currently, each director receives an award in the form of a stock option grant upon first becoming a member of the board of directors. The number of options granted is currently 20,000 shares per person. Non-employee directors are paid an attendance fee of $3,000 for each day of a board meeting and $1,000 for each day of a board committee meeting and are reimbursed the reasonable expenses incurred in attending the meeting. The fee for participation in a board or committee meeting held by telephone conference call and lasting at least one hour is $1,000.

On March 28, 2006, the compensation committee approved changes in the compensation of non-employee directors, effective on June 28, 2006. Each director will receive an annual stock option grant in the amount of 7,500 shares on the date of the annual stockholders meeting in each year. The number of options granted to new directors will be 20,000 shares per person. Non-employee directors will be paid a quarterly retainer in the amount of $12,000. They will continue to receive attendance fees for meetings in the current amounts and will continue to be reimbursed for reasonable expenses in attending meetings.

Through August 2005, Ms. Walton was compensated for her services as Chairman of the Board. She received annual compensation at a rate of $300,000 per annum.

In February 2005, Ms. Walton was granted options to purchase 128,250 shares of the Company’s common stock pursuant to the Company’s Stock Incentive Plan. The exercise price of the options is $4.02, and the options were originally scheduled to vest in three equal annual installments beginning on February 1, 2006. In September 2005, the board of directors approved the accelerated vesting of these options effective as of September 28, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that during the fiscal year 2005 all reports for the Company’s officers and directors that were required to be filed under Section 16 of the Securities and Exchange Act of 1934 were timely filed.

Ability of Stockholders to Communicate with the Board of Directors

The Company’s board of directors has established several means for our stockholders and others to communicate with the board of directors. If a stockholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Company’s audit committee, in care of the corporate Secretary, at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of the corporate Secretary, at the Company’s headquarters address. All stockholder communications will be sent to the applicable director(s).

INDEPENDENT AUDITOR MATTERS

On June 29, 2005, the Company ratified the appointment of Grant Thornton LLP to serve as its independent auditors, effective for the year ending November 30, 2005.

Fees to Independent Auditors

The following table presents fees for professional audit services rendered by Grant Thornton for the audit of the Company’s financial statements for the fiscal years ended November 30, 2005 and November 30, 2004 and fees billed for other services rendered by Grant Thornton during these periods.

	2005	2004
Audit Fees	$195,000	$169,000
Tax Fees	69,000	69,000
Total	$264,000	$238,000

Audit Fees

Audit fees consisted of the aggregate fees billed by our independent auditors for professional services rendered for the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-KSB for the years ended November 30, 2005 and November 30, 2004.

Tax Fees

Tax fees consisted of the aggregate fees billed by our independent auditors for professional services rendered for tax compliance, tax advice and tax planning for the years ended November 30, 2005 and November 30, 2004.

The policy of the Company’s audit committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting. Approximately 100% of the fees described above under the captions “Audit-Related Fees,” “Tax Fees” and “All Other Fees” and paid to Grant Thornton were pre-approved by the audit committee.

No services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Grant Thornton. Furthermore, no work of Grant Thornton with respect to its services rendered to the Company was performed by anyone other than Grant Thornton.

REPORT OF THE AUDIT COMMITTEE

The audit committee reports to and acts on behalf of the board of directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In this context, the committee has met and held discussions with management and the independent auditors. Management represented to the committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended. In addition, the independent auditors provided to the audit committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and the committee and the independent auditors have discussed the auditors independence from the Company and its management, including the matters in those written disclosures. The Committee has discussed with the Company’s independent auditors, with and without management present, their evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the audit committee recommended to the board of directors and the board of directors approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended November 30, 2005, for filing with the Securities and Exchange Commission. The audit committee also recommended to the board of directors, and the board of directors approved the selection of the Company’s independent auditors.

Scott Christian (Chairman)

Anthony Finch

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 24, 2006 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director of the Company, (iii) all of the executive officer named in the Summary Compensation Table, and (iv) all current directors, nominees and executive officers of the Company as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Class (1)
Directors and executive officers:
Mercedes Walton (2)	834,250	6.7%
Gaby Goubran (3)	80,000	*
Jagdish Sheth (4)	90,000	*
Scott Christian (5)	70,000	*
Anthony Finch (6)	117,000	*
Gerald F. Maass (7)	162,525	*
Jill M. Taymans (8)	163,125	*
Other beneficial owners:
David Portnoy (9)	815,495	7.02%
Andrew Filipowski (10)	605,000	5.20%
All current executive officers and directors as a group (7 persons) (11)	1,516,900	11.68%

*	Less than 1%.

(1)	Pursuant to applicable SEC rules, the percentage of voting stock for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholders as of May 24, 2006 by (ii) the sum of (a) the number of shares of common stock outstanding as of May 24, 2006 plus (b) the number of shares issuable upon exercise of options (which are shares that are not voting until exercised) held by such stockholder which were exercisable as of May 24, 2006 or will become exercisable within 60 days after May 24, 2006. Unless otherwise indicated, the address of each person in the table is 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.
(2)	Includes 828,250 shares subject to options exercisable as of May 24, 2006.
(3)	Includes 70,000 shares subject to options exercisable as of May 24, 2006.
(4)	Includes 70,000 shares subject to options exercisable as of May 24, 2006.
(5)	Includes 70,000 shares subject to options exercisable as of May 24, 2006.
(6)	Includes 12,500 shares subject to options exercisable as of May 24, 2006.
(7)	Includes 146,525 shares subject to options exercisable as of May 24, 2006.
(8)	Includes 161,125 shares subject to options exercisable as of May 24, 2006.
(9)

Based on information available to the Company, including a Schedule 13D/A filed by Mr. Portnoy with the SEC on January 27, 2006, Mr. Portnoy may be deemed the beneficial owner of 815,495 shares of common stock, which number includes (i) 284,242 shares of common stock held directly by Mr. Portnoy, as to which he has the sole power to vote and to dispose or direct the disposition; (ii) 9,351 shares of common stock held by Focus Financial Corp., as to which Mr. Portnoy may be deemed the beneficial owner as the sole officer and director of Focus Financial Corp.; (iii) 80,000 shares of common stock held by Visual Investment Corp., as to which Mr. Portnoy may be deemed the beneficial owner as the sole officer and director of Visual Investment Corp.; (iv) 139,600 shares of common stock held by Partner Community, Inc., as to which Mr. Portnoy may be deemed the beneficial owner as one of three directors of such corporation; (v) 137,201 shares of common stock held by Mr. Jamie H. Zidell, as to which Mr. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such shares in accordance with the agreement between Mr. Zidell and Mr. Portnoy; (vi) 81,085 shares of common stock held by Mayim Investment Limited Partnership, as to which Mr. Portnoy may be deemed the beneficial owner as the managing member of Mayim LLC (the general partner of such limited partnership); (vii) 60,390 shares of common stock held by Mr. David Ruttenberg, as to which Mr. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such shares in accordance with the agreement between Mr. Ruttenberg and Mr. Portnoy; and (viii) 23,626 shares of common stock held by Ms. Liza Amar, as to which Mr. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such shares in accordance with the agreement between Ms. Amar and Mr. Portnoy. The address for Mr. Portnoy, as set forth in the Schedule 13D/A filed on January 27, 2006, is c/o Focus Financial Group, 61 Harbour Way, Bal Harbour, FL 33154.

(10)	Based on information available to the Company, including a Schedule 13D filed jointly by Andrew J. Filipowski and Matthew G. Roszak with the SEC on April 21, 2006, Mr. Filipowski beneficially owns 505,000 shares of common stock held directly and 40,000 shares of common stock held in the name of the Andrew J. Filipowski Revocable Trust, representing in the aggregate approximately 4.7% of our issued and outstanding common stock. Mr. Roszak beneficially owns 54,000 shares of common stock directly and 6,000 shares of common stock held in his IRA, representing in the aggregate approximately 0.5% of our issued and outstanding common stock. The reporting persons, as a group, may be deemed to own 605,000 shares of common stock, representing in the aggregate approximately 5.2% of our issued and outstanding common stock. However, each reporting person disclaims beneficial ownership of the shares owned by the other reporting persons. The address for Mr. Filipowski is c/o Platinum Technology Inc., 1815 S. Meyers Rd., Oakbrook Terrace, IL 60181.
(11)	Includes 1,516,900 shares subject to options exercisable as of May 24, 2006.

Equity Compensation Plan Information as of November 30, 2005

Equity Compensation plans approved by stockholders	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
CRYO-CELL International 2000 Stock Incentive Plan	1,657,206	$2.22	316,344
Equity Compensation plans not approved by stockholders
Other Plans (1)	11,000	$3.01	—
Total	1,668,206	$2.23	316,344

(1)	Such options were granted prior to fiscal 2003 pursuant to individual compensation arrangements in exchange for goods or services provided to the Company.

COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is a Summary Compensation Table relating to the compensation earned by the Chief Executive Officer and each of the persons who qualified as named executive officers under Item 402(a)(2) of Regulation S-B, for the fiscal years ended November 30, 2005, 2004 and 2003.

Summary Compensation Table

	Annual Compensation						Long Term Compensation
Name and Principal Position	Year	Salary			Bonus		Restricted Stock Awards ($)	Securities Underlying Options
Mercedes Walton Chairman, Chief Executive Officer	2005 2004 2003	$ $ $	307,500 212,500 150,000	(1) (2) (2)	$ $	66,000 82,600 —	— — —	428,250 — 300,000

Gerald F. Maass Executive Vice President	2005 2004 2003	$ $ $	164,074 144,877 135,453		$ $ $	25,000 36,000 3,413	— — —	57,125 — 50,000

Jill M. Taymans Vice President, Finance, Chief Financial Officer	2005 2004 2003	$ $ $	155,343 117,275 85,780		$ $ $	24,000 34,000 7,830	— — —	57,125 — 100,000

(1)	Includes $225,000 in Chairman of the Board fees paid to Ms. Walton through August 31, 2005. Ms. Walton did not receive additional cash compensation for her role as Interim Chief Executive Officer through August 31, 2005. Also includes $82,500 in salary received by Ms. Walton from September 1, 2005, when she was named Chief Executive Officer, through November 30, 2005.
(2)	Represents Chairman of the Board fees paid to Ms. Walton. Ms. Walton did not receive cash compensation for her role as Interim Chief Executive Officer.

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding option grants made during fiscal 2005 to the individuals named in the Summary Compensation Table.

Name	Number of Securities Underlying Options Granted		% of Total Options Granted to Employees in Fiscal Year		Exercise Price ($/share)	Expiration Date
Mercedes Walton	128,250 300,000	(1)(2) (1)(2)	17 41	% %	4.02 3.05	February 1, 2010 August 15, 2010

Gerald Maass	37,125 20,000	(1)(2) (1)	5 3	% %	4.02 2.61	February 1, 2010 November 1, 2010

Jill Taymans	37,125	(1)(2)	5%		4.02	February 1, 2010
	20,000	(1)	3%		2.61	November 1, 2010

(1)	By their original terms, such options each became exercisable over periods ranging from one year to three years.
(2)	In September 2005, the Company accelerated the vesting of unvested stock options awarded to employees and officers under its stock option plan that had exercise prices greater than the current price of the stock ($2.30) on the effective date of the stock option acceleration, including options in the table above. The unvested options became fully vested as of September 28, 2005 as a result of the acceleration.

Aggregated Option Exercises in Last Fiscal Year

The following table sets forth certain information regarding options to purchase shares of common stock held as of November 30, 2005 by each of the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year-End Exercisable/ Unexercisable (1)	Value of Unexercised In-the-Money Options At Fiscal Year-End Exercisable/ Unexercisable ($) (1)
Mercedes Walton	0	0	828,250/0	$1,292,000/0
Gerald Maass	0	0	133,192/18,333	$152,850/$47,850
Jill Taymans	0	0	147,792/18,333	$58,350/$47,850

(1)	Based upon the closing price of $3.57 at November 30, 2005.

Employment Agreements

On August 15, 2005, the Company entered into a three-year employment agreement (the “Employment Agreement”) with Mercedes Walton, the Company’s Chairman of the Board and former interim Chief Executive Officer, to become the Chairman of the Board and Chief Executive Officer (on a non-interim basis) effective as of September 1, 2005 (the ”Commencement Date”). Effective on the Commencement Date, Ms. Walton received a base salary of $330,000 per year, subject to 4%-10% increases that will become effective on February 1, 2006, 2007 and 2008 depending on whether corporate performance meets certain incentive standards established from time to time by the compensation committee of the Company’s board of directors. The three-year term of the Employment Agreement will be automatically extended for additional one-year periods unless, at least 90 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement.

In addition to base salary, the Employment Agreement provides that Ms. Walton is eligible for annual lump-sum bonuses, at the discretion of the Company’s board of directors, available to senior executive officers. Specifically, Ms. Walton will be eligible to receive annual bonuses in amounts of 20%, 40% or 60% of her then-current base salary depending on whether corporate performance meets certain incentive standards established from time to time by the compensation committee of the Company’s board of directors. Ms. Walton is also eligible for long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined the compensation committee of the Company’s board of directors.

In the event the Employment Agreement is terminated upon Ms. Walton’s death (without any then-existing default in her performance), then Ms. Walton’s estate or a designated beneficiary will be entitled to receive Ms. Walton’s base salary for a 12-month period thereafter. In the event the Company terminates the Employment Agreement without cause (or delivers a notice of non-renewal of the Employment Agreement), she will be entitled to receive a lump sum equal to 12 months of her then-current base salary plus an amount equal to the pro rata portion of her annual bonus for the year of termination (based on the proportion of the year during which she was employed and the pro rata results for such year). If Ms. Walton terminates the Employment Agreement for “Good Reason” (as defined in the Employment Agreement), she will be entitled to continue receiving her then-current base salary for a 12-month period plus an amount equal to her annual bonus paid for the year prior to termination.

In the event of a termination of Ms. Walton’s employment upon a Change in Control or within two years thereafter (or prior to the Change in Control if the termination was related to the Change in Control), if the termination was initiated by the company without cause or by Ms. Walton for any reason, Ms. Walton will be entitled to receive the following: (i) compensation in an amount equal to two times the sum of (A) 24 months of base salary as in effect on the termination date or, if greater, base salary in effect immediately prior to the Change in Control, plus (B) the average of the actual bonus payments made to Ms. Walton for the most recent two years; (ii) a pro rata portion of the annual bonus for the year in which termination occurs (based on the proportion of the year during which she was employed and the pro rata results for such year; (ii) continued benefits and perquisites for a period of two years; (iii) reimbursement for reasonable legal fees and expenses incurred in connection with the termination; and (iv) the vesting of all shares of restricted stock, long-term performance stock option awards, other stock-appreciation rights and stock options. If the present value of the payments to Ms. Walton in connection with a Change in Control are greater than the product of three times Ms. Walton’s then-current base amount (under applicable tax regulations) as of the termination date (the “Parachute Limit”) but not greater than 105% of the Parachute Limit, then the Employment Agreement limits the present value of the total amount of such payments to one dollar less than the Parachute Limit. If the present value of the payments to Ms. Walton in connection with a Change in Control are greater than 105% of the Parachute Limit, the Company has agreed to pay to Ms. Walton an additional amount as a “gross-up payment” to pay any applicable excise taxes.

The Employment Agreement also provides that the Company will provide certain other benefits, including continued participation in all applicable Company benefit plans, payment of reasonable business expenses, and financial planning and legal expenses incurred in connection with the negotiation and execution of the Employment Agreement.

In the Employment Agreement, Ms. Walton has agreed not to compete with the Company or solicit its customers, clients or employees during the term of the Employment Agreement and for a period of two years following the termination of Ms. Walton’s employment under the Employment Agreement.

On November 1, 2005, the Company entered into one-year employment agreements (the ”Employment Agreements”) with Jill M. Taymans, as the Company’s Chief Financial Officer and Vice President, and with Gerald F. Maass, as the Company’s Executive Vice President. The one-year terms of the Employment Agreements will be automatically extended for additional one-year periods unless, at least 60 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement.

Under her Employment Agreement, Ms. Taymans will receive a base salary of $155,343 for the initial one-year term of the Employment Agreement. At all times during the term of her Employment Agreement (as the same may be extended), Ms. Taymans will be eligible for discretionary merit increases and base salary adjustments, in addition to discretionary annual bonuses awarded at the discretion of the compensation committee of the Company’s board of directors. Under his Employment Agreement, Mr. Maass will receive a base salary of $164,074 per year. At all times during the term of his Employment Agreement (as the same may be extended), Mr. Maass will be eligible for discretionary merit increases and base salary adjustments, in addition to discretionary annual bonuses awarded at the discretion of the compensation committee of the Company’s board of directors. Under the Employment Agreements, both executives will also be eligible for long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined the compensation committee of the Company’s board of directors.

In the event of a termination of employment of either Ms. Taymans or Mr. Maass upon or within one year of a Change in Control (as defined in the Employment Agreements), or prior to the Change in Control if the termination was related to the Change in Control, if the termination was by the Company without cause or was by either executive due to being requested to accept without cause a demotion or relocation, such executive will be entitled to receive the following: (i) all earned compensation through the date of termination (or, if greater, on the date immediately preceding a Change in Control); and (ii) 12 months of base salary as in effect on the termination date (or, if greater, base salary in effect immediately prior to the Change in Control).

Under the Employment Agreements, the Company will also provide certain other benefits to the executives, including continued participation in all applicable Company benefit plans and payment of reasonable business expenses.

In the Employment Agreements, the executives agreed not to compete with the Company or solicit its customers, clients or employees during the term of their respective Employment Agreements and for a 12-month period following the termination of their employment under their respective Employment Agreements.

CERTAIN TRANSACTIONS

On February 9, 1999, the Company’s revenue sharing agreement with two individual investors relating to the State of Arizona (the “Arizona Agreement”) was modified and replaced by a new revenue sharing agreement relating to the State of Florida (the “Florida Revenue Sharing Agreement”). Under the terms of the Florida Revenue Sharing Agreement, the Company was to receive an aggregate one-time up-front payment of $1,000,000 from the individual investors. The individual investors received a credit from the Company of $450,000 toward the $1,000,000 up-front payment as a result of payments previously made by the investors to the Company pursuant to the Arizona Agreement. The Florida Revenue Sharing Agreement entitles the investors to an ongoing fixed percentage of the net storage revenue earned by the Company from specimens originating within the State of Florida, up to a maximum of 33,000 storage spaces. The Company applied all of its payment obligations under the Florida Revenue Sharing Agreement toward the $550,000 balance owed by the investors until such amount was paid in full during the second quarter of fiscal 2004. Thereafter, payments under the Florida Revenue Sharing Agreement were made to the investors as required thereunder. The Company applied $100,525 in fiscal year 2004 to satisfy the $550,000 balance, and made aggregate payments to the investors of $80,652 in fiscal 2004 and $281,161 in fiscal 2005. The receivable balance was fully satisfied during fiscal 2004. One of the investors in the Florida Revenue Sharing Agreement is Charles Nyberg, who became a director of the Company in August 2001 and resigned from this position in December 2004.

On May 31, 2001 the Company entered into a revenue sharing agreement with Red Rock Partners, a partnership (“Red Rock”), entitling Red Rock to an on-going fixed percentage of the net storage revenue earned by the Company from specimens originating within the State of Texas, up to a maximum of 33,000 storage spaces (the “Texas Revenue Sharing Agreement”). Under the terms of the Texas Revenue Sharing Agreement, Red Rock paid the Company an aggregate one-time up-front payment of $750,000. The Company made total payments to Red Rock of $115,453 and $99,723 for fiscal years 2005 and 2004, respectively. One of the partners in Red Rock is Charles Nyberg, who became a director of the Company in August 2001 and resigned from this position in December 2004.

In October 2001, the Company sold 90% of Safti-Cell, Inc. (“Safti-Cell”), a then-inactive subsidiary of the Company, to Red Rock Partners, an Arizona general partnership. Mr. Charles Nyberg, a former member of the Board of Directors of the Company, owns a significant interest in Red Rock Partners; however, the sale took place prior to the time that Mr. Nyberg became a member of the Company’s Board of Directors. Subsequent to the end of fiscal 2004, Mr. Nyberg resigned from the Company’s Board of Directors. In October 2001, the Company and Safti-Cell entered into a twenty-year storage agreement under which the Company pays an annual fee to Safti-Cell for each specimen stored by Safti-Cell in its Arizona facility for the Company’s customers. In October 2002, Safti-Cell brought the facility into service, and the Company began providing dual storage service to its customers. The Company paid total fees to Safti-Cell of $325,121 and $214,020 in fiscal 2005 and 2004, respectively.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

The board of directors has appointed Grant Thornton LLP to perform the audit of the Company’s financial statements for the year ending November 30, 2006, subject to ratification by the Company’s stockholders at the annual beeting. Grant Thornton LLP has been the Company’s auditor since June 30, 2003. Representatives of Grant Thornton will be available telephonically at the annual meeting to respond to questions and make a statement if they desire to do so.

If the selection of Grant Thornton LLP is not ratified at or prior to the next annual meeting of stockholders, such firm shall decline to act, or otherwise become incapable of acting, as the Company’s independent auditors and the board of directors will appoint other independent registered public accountants whose engagement for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE INDEPENDENT AUDITORS.

PROPOSAL NO. 3

APPROVAL OF 2006 STOCK INCENTIVE PLAN

In May 2006, the board of directors approved and adopted the Company’s 2006 Stock Incentive Plan (the “2006 Plan”) in the form attached hereto as Annex A. There are 1,000,000 shares of the Company’s common stock reserved for issuance under the 2006 Plan. As of the date of this Proxy Statement, no incentives have been awarded under the 2006 Plan. If this proposal is approved by the stockholders, Company officers, directors, employees and consultant will be eligible to receive incentives pursuant to the 2006 Plan. In that event, no more awards will be granted under the Company’s 2000 Stock Incentive Plan. The brief summary of the 2006 Plan that follows is qualified in its entirety by reference to the complete text of the 2006 Plan contained in Annex B.

General

The 2006 Plan provides for the issuance of other incentives in the following forms, each of which is discussed below: (i) incentive and non-statutory stock options; (ii) stock-appreciation rights (“SARs”); (iii) restricted stock; (iv) stock awards; and (v) performance awards (performance shares and performance units). The purpose of the 2006 Plan is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants and directors of the Company.

Administration

The 2006 Plan is administered by the board of directors through the compensation committee, which is composed entirely of non-employee directors who are intended to meet the criteria of “outside director” under Code Section 162(m) and “non-employee director” under Section 16 of the Securities Exchange Act of 1934. The committee selects the officers and key employees who receive options or awards, the form of those awards, the number of shares or dollar targets of the options or awards and all terms and conditions of the options or awards. The committee also certifies the level of attainment of performance targets. The Company’s Chief Executive Officer may, on a discretionary basis and without committee review or approval, grant options to purchase up to 5,000 shares each to new employees of the Company who are not officers of the Company. Such discretionary option grants shall not exceed 25,000 shares in total in any fiscal year.

Eligibility

Awards may be granted only to present or future officers, directors, consultants and key employees of the Company, including its subsidiaries and affiliates.

Maximum Stock Award Levels

The maximum number of shares available for awards under the 2006 Plan is 1,000,000. No individual participant may be granted stock options and SARs in any single fiscal year during the term of the 2006 Plan in respect of more than 500,000 shares of common stock. In addition, the maximum number of performance shares issuable under the 2006 Plan to any participant for any fiscal year shall be 500,000 shares.

Types of Incentives

Stock Options.    The committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The 2006 Plan confers on the committee discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than 100% of the fair market value of the stock on the date of grant, with limited exceptions for awards that satisfy the requirements for deferred compensation under Section 409A of the Internal Revenue Code.

The maximum term of options under the 2006 Plan is ten years, except that in certain cases the maximum term is five years. Subject to the discretion of the committee, options under the 2006 Plan generally terminate pursuant to provisions contained in each option holder’s agreement with the Company. Nevertheless, no option may remain exercisable or continue to vest beyond its expiration date, and any incentive stock option that remains unexercised more than one year following termination by reason of death or disability, or more than three months following termination for other reasons, will be deemed a non-statutory stock option.

Stock Appreciation Rights.    A stock-appreciation right or SAR is a right to receive, without payment to the Company, a number of shares, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the committee at the time of grant. The committee has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR.

Restricted Stock and Restricted Stock Units.    The committee may also grant shares of restricted stock that are subject to the continued employment of the participant and may also be subject to performance criteria at the discretion of the committee. Generally, if the participant’s employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse (i.e., the restricted stock will be forfeited). The committee may provide for a prorated attainment of time-based restrictions. Generally, an award will not vest during a period less than one year following the date of the award unless the committee determines otherwise. During the restriction period, unless the committee determines otherwise, a participant who holds restricted stock will be entitled to vote the shares and to receive cash dividends, if any are declared. The committee may also grant restricted stock units, which represent rights to receive shares of common stock at a future date subject to terms and conditions, including a risk of forfeiture, established by the committee. Participants generally have not rights as stockholders with respect to the restricted stock units, except that they may have certain rights to receive an amount equal to dividends paid by the Company on the equivalent number of shares of common stock.

Stock Awards.    Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the committee.

Performance Awards.    The committee may grant performance units or performance shares. Performance units entitle the participant to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and the other terms and conditions thereof are satisfied. Performance shares entitle the participant to receive a specified number of shares of common stock, or the equivalent cash value, if the performance goals specified in the award are achieved and other terms are satisfied.

Performance goals for performance awards that are intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code shall be based on one or more of the following financial criteria: earnings per share, operating income, net income, cash flow, gross profit, gross profit return on investment, gross margin return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added. For performance awards that are intended to so qualify under Section 162(m), the targets shall be established within the required time period. The Committee, in its sole discretion, may modify the performance goals if it determines that circumstances have changed and modification is required to reflect the original intent of the performance goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any participant who is a “covered employee” within the meaning of Code Section 162(m).

Transferability of Incentives

Incentives granted under the 2006 Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the 2006 Plan or the incentive, or (in the case of a stock option or an SAR) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Nevertheless, stock options and SARs may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively referred to as “family members”), to trusts for the benefit of such family members, to partnerships or limited liability companies in which family members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3).

Effect of Certain Corporate Events

Unless otherwise provided in the agreement for an incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the compensation committee (collectively referred to herein as a “transaction”), the committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to:

•	terminating the 2006 Plan and all incentives and (i) granting the holders of outstanding vested options, in lieu of any shares of common stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such holder had received common stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) granting the holders of performance shares and/or SARs that entitle the participant to receive common stock, in lieu of any shares of common stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such common stock had been issued to and held by the participant immediately prior to such transaction; and (iii) treating holders of any incentive which does not entitle the participant to receive common stock in an equitable manner as determined by the committee;

•	providing that participants holding outstanding vested common stock-based incentives shall receive, with respect to each share of common stock issuable pursuant to such incentives as of the effective date of any such transaction, at the determination of the committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the fair market value of such common stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction;

•

providing that the 2006 Plan (or a replacement plan) shall continue with respect to incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction; and

•	providing that all unvested, unearned or restricted incentives shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any incentive.

In addition, the committee may restrict the rights of participants in the event of a transaction to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation.

Duration, Amendment and Termination

The board of directors may amend or discontinue the 2006 Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted incentive without the consent of the recipient thereof. Certain 2006 Plan amendments require stockholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the 2006 Plan, change the types of incentives that may be granted under the 2006 Plan, change the class of persons eligible to receive incentives under the 2006 Plan, or materially increase the benefits accruing to participants under the 2006 Plan. In addition, without stockholder approval, outstanding incentives under the 2006 Plan may not be repriced, replaced, or regranted through cancellation, or by lowering the option price or exercise price of a previously granted incentive.

Federal Income Tax Consequences

The United States federal income tax consequences arising with respect to awards granted under the 2006 Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2006 Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the 2006 Plan, as the consequences may vary with the types of awards made, the identity of the participants, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the participants’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of common stock (for example, upon exercise of nonqualified stock options). Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of common stock are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the participant.

Exceptions to these general rules may arise under the following circumstances: (1) if shares of common stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment-, service-, or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (2) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (3) the Company will not be entitled to a tax deduction for compensation attributable to awards granted to its chief executive officer or any of its four other most highly compensated officers, if and to the extent such compensation does not qualify as “performance-based compensation” under Code Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (4) an award may be taxable to the participant at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is prior to the delivery of the cash or common stock in settlement of the award, if the award constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.

Code Section 162(m) generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as performance-based compensation is excluded from the $1,000,000 deductibility cap and therefore remains fully deductible by the corporation that pays it. The Company intends that options and SARs granted at the fair market value of the common stock on the date of grant will qualify as performance-based compensation. Performance shares, performance units, and restricted stock granted under the 2006 Plan will only qualify as performance-based compensation when the compensation committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Code Section 162(m).

The 2006 Plan provides that the Company has the right to require the recipient of any award under the 2006 Plan to pay to the Company an amount necessary for the Company to satisfy its obligation to pay the minimum required federal, state, or local income tax, Federal Insurance Contribution Act tax, social insurance tax or other required withholding amount applicable to the participant with respect to such award. The Company may, to the extent permitted by law, withhold from other amounts payable to such individual an amount necessary to satisfy these obligations. Unless the compensation committee determines otherwise, a participant may satisfy the Company’s withholding obligation by having shares retained or by delivering shares held for more than six months.

Future Plan Awards

If the 2006 Plan is approved by our stockholders, the grant of awards under the plan will be entirely within the discretion of the compensation committee. It is currently not possible for the Company to determine the benefits or amounts that will be awarded in the future under the 2006 Plan.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE 2006 PLAN, AND RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER BUSINESS

Management does not know of any other business to be acted upon at the annual meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that the proxies will vote on any such matters in accordance with the judgment of the persons voting such proxies.

2007 ANNUAL MEETING STOCKHOLDER PROPOSALS

Pursuant to the Company’s bylaws, at an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors; (b) otherwise properly brought before the meeting by or at the direction of the board of directors; (c) in the case of a nomination for director, properly brought in accordance with the procedures described below; or (d) otherwise properly brought before the meeting by a stockholder entitled to vote at such meeting. For business other than a nomination for director to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice to the Secretary of the Company so as to be received at the principal executive offices of the Company not less than 120 days in advance of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be so received a reasonable time before the solicitation is made. Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting

•	the name and address of the stockholder proposing such business

•	the class and number of shares of the Company which are beneficially owned by the stockholder

•	any material interest of the stockholder in such business, and

•	such other information regarding such business as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the matter been proposed by the board of directors.

The Company anticipates that the date of the 2007 annual meeting will not be changed by more than 30 days from the date of the 2006 annual meeting. Specifically, the Company currently anticipates that the 2007 annual meeting will be held on or about June 27, 2007. Under the requirements described above, proposals intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s executive offices no later than February 1, 2007 for inclusion in the proxy statement relating to that meeting.

Rule 14a-4 promulgated under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter. With respect to the Company’s 2007 annual meeting of stockholders, if the Company is not provided notice of a stockholder proposal prior to April 17, 2007, management proxies will be allowed to use their discretionary authority as outlined above without any discussion of the matter required in the proxy statement.

CRYO-CELL INTERNATIONAL, INC.

Oldsmar, Florida

June 1, 2006

Annex A

CRYO-CELL International, Inc.

Audit Committee Charter

As of April 10, 2003

I.	Purpose

The Audit Committee (the “Committee”) will assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company’s internal control systems, audit functions, financial reporting processes, and methods of monitoring compliance with legal and regulatory matters.

II.	Composition and Organization of Committee

A.	Size and Independence of Committee. The Committee shall consist initially of three directors, each of whom has no relationship to the Company that may, in the opinion of the Board, interfere with the exercise of their independent judgment as a member of the Audit Committee and is not disqualified under any applicable rules, including the independence requirements of Nasdaq (“Independent”).

B.	Member Qualifications.

1.	Each member of the Committee shall have a working familiarity with basic finance and accounting practices, as such qualification is interpreted by the Board of Directors in its business judgment;

2.	At least one member of the Committee shall have past employment experience in finance or accounting, requisite certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication; and

3.	The Board shall determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the Securities and Exchange Commission (“SEC”) and other relevant regulations. The existence of such member, including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the rules of the SEC.

C.	Appointment to Committee. The Board of Directors will make the Committee appointments at the organizational meeting following each Annual Meeting of Stockholders.

D.	Term. Members will be appointed by the Board for a one-year term or until a successor is appointed and qualified. It is anticipated that the members will be reappointed to the Committee and will rotate to another committee every three to four years so that members may both gain experience in the affairs of the Company generally and provide continuity of service on the Committee and other committees.

E.	Committee Chair. The Board of Directors may appoint one of the members of the Committee to serve as the Committee Chair. If the Committee Chair is absent from a meeting, another member of the Committee will act as Chair.

F.	Annual Review of Charter. Not less than annually, the Committee shall review this Charter and recommend to the Board any changes it deems advisable. At any time, the Board of Directors acting on its initiative, or on recommendation of another Board committee, may amend this Charter. Only the full Board of Directors may amend this Committee’s Charter.

G.	Meetings and Report to the Board of Directors. The Committee shall meet at least four times per year or more frequently as circumstances require and may conduct such meetings telephonically. The Committee Chair shall report on the meetings of the Committee to the Board of Directors at the next Board meeting following any Committee meetings.

III.	Retention of Special Legal, Accounting and Other Consultants

The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee at the expense of the Company, including but not limited to, in connection with any special investigations deemed necessary by the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.	Review of Company’s Internal Control Systems and Disclosure Controls and Procedures

The responsibilities of the Committee related to the review of the Company’s internal control systems and disclosure controls and procedures include the following:

A.	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of strong internal controls;

B.	Obtain an understanding of internal controls and the significant risk areas for the Company through discussions with management, the outside auditors and to the extent established, the internal audit department;

C.	Periodically review the adequacy of internal controls that could significantly affect the Company’s financial statements through discussions with management, the outside auditors and to the extent established, the internal audit department;

D.	Together with the disclosure committee (if one exists), periodically review the adequacy of the Company’s disclosure controls and procedures to ensure that information required to be disclosed by the Company in its SEC reports is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure;

E.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters; and

F.	Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

V.	Review of Financial Reporting Process

A.	General. Review significant accounting and reporting issues, including recent professional and regulatory announcements, and the impact of them on the financial statements.

B.	Annual Financial Statements. The Committee shall perform the following:

1.	Review and obtain an understanding of the scope and timing of the annual audit as well as the results of the audit work performed by the outside auditors.

2.	Discuss with the outside auditors the matters requires to be discussed by Statement on Auditing Standards No. 61, as the same may be modified or supplemented;

3.	Review any significant changes required in the outside auditor’s audit plans and any difficulties or disputes with management that were encountered during the course of the audit;

4.	Prior to filing, review and discuss with management the Company’s audited financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (MDA) to be included in SEC Form 10-KSB; and

5.	Based upon the Committee’s review and discussion of the audited financial statements with management and the outside auditors, recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on SEC Form 10-KSB.

6.	Review the independent auditor’s attestation and report on management’s internal control report.

7.	Hold timely discussions with the outside auditors regarding:

•	all critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

C.	Interim Financial Statements. The Committee shall perform the following:

1.	Obtain an understanding of the extent to which the outside auditors review quarterly financial information;

2.	Discuss with the outside auditors those matters required to be discussed by the Statement of Auditing Standards No. 61, as the same may be modified or supplemented; and

3.	Review and discuss with management the Company’s quarterly financial statements prior to filing on SEC Form 10-QSB.

VI.	Relationship with Outside Auditors

A.	Outside Auditor Accountability. The Company’s independent certified public accountants (the “outside auditor”) for the Company is ultimately accountable to the Board of Directors and the Audit Committee of the Company.

B.	Authority of Committee. The Committee has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor.

C.	Outside Auditor’s Independence. The Committee shall perform the following:

1.	Obtain from the outside auditor on an annual basis the written disclosures required under Independence Standards Board Standard No. 1 regarding any relationships between the auditor and the Company or any other relationships that reasonably may be thought to bear on the auditor’s independence;

2.	Discuss with the outside auditor the auditor’s independence; and

3.	Consider whether the outside auditor’s performance of permissible non-audit services is compatible with the outside auditor’s independence.

D.	Review of Services. The Committee will review and preapprove both audit and non-audit services to be provided by the outside auditors (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Committee with any such preapproval reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic SEC reports as required by applicable rules and regulations.

VII.	Monitoring Compliance with Laws and Regulations and Risk Management Policies and Procedures

The Committee shall monitor compliance with laws and regulations and the risk management process by performing the following:

A.	Obtain an understanding of and periodically review the Company’s policies and procedures designed to promote compliance with applicable laws and regulations through discussions with management, general counsel and the internal auditor;

B.	Periodically review with management, major litigation and risk management policies and procedures, including insurance coverages; and

C.	Obtain annual updates from management, general counsel or the internal auditor regarding compliance;

D.	Discuss with management the necessity and timing of establishing an internal audit function and, when deemed appropriate, have the Company establish internal audit function, which would report to the Committee.

In addition, the Committee will review and approve all related party transactions.

VIII.	Limitation on Committee Role

While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The foregoing is the responsibility of management and the independent auditor. Further, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

Charter Amended and Restated by the Board of Directors on April 10, 2003.

Annex B

CRYO-CELL INTERNATIONAL, INC.

2006 STOCK INCENTIVE PLAN

1. Purpose.    The purpose of the 2006 Stock Incentive Plan (the “Plan”) of CRYO-CELL- International, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives’”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $.01 par value, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2. Administration.

2.1. Administration by Committee.    The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

2.2. Delegation of Authority.    The Company’s Chief Executive Officer may, on a discretionary basis and without Committee review or approval, grant options to purchase up to 5,000 shares each to new employees of the Company who are not officers of the Company. Such discretionary option grants shall not exceed 25,000 shares in total in any fiscal year. Subject to the foregoing limitations, the Chief Executive Officer shall determine from time to time (i) the new employees to whom grants will be made, (ii) the number of shares to be granted, and (iii) the terms and provisions of each option (which need not be identical).

3. Eligible Participants.    Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. Types of Incentives.    Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock and restricted stock units (Section 8); and (e) performance awards (Section 9). Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5. Shares Subject to the Plan.

5.1. Number of Shares.    Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock subject to SARs granted under this Plan shall be counted in full against the 1,000,000 share limit, regardless of the number of shares of Common Stock actually issued upon the exercise of such SARs.

5.2. Cancellation.    In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, Incentives in order to make a participant eligible for the grant of an Incentive at a lower exercise price than the incentive to be canceled.

5.3. Type of Common Stock.    Common Stock issued under the Plan in connection with Incentives may be authorized and unissued shares or treasury stock, as designated by the Committee.

5.4. Limitation on Certain Grants.    No person shall receive grants of stock options and SARs under the Plan that exceed, in the aggregate, 500,000 shares during any one fiscal year of the Company.

6. Stock Options.    A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price.    The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, except as permitted under Section 10.16, the option price per share shall not be less than the Fair Market Value of the Common Stock on the Date of Grant unless the stock option satisfies the provisions of Section 409A of the Code, including the rules and regulations thereunder (together, “Section 409A”).

6.2. Number.    The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. Notwithstanding the foregoing, the limitation on grants under Section 5.4 shall apply to grants of stock options under the Plan.

6.3. Duration and Time for Exercise.    Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

6.4. Manner of Exercise.    A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.8, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

6.5. Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b) Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the date of grant.

(e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

7. Stock Appreciation Rights.    An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1. Price.    The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, except as permitted under Section 10.16, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Date of Grant unless the SAR satisfies the provisions of Section 409A.

7.2. Number.    Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option. Notwithstanding the foregoing, the limitation on grants under Section 5.4 shall apply to grants of SARs under the Plan.

7.3. Duration.    Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.4. Exercise.    An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 7.5.

7.5. Issuance of Shares Upon Exercise.    The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8. Stock Awards, Restricted Stock, and Restricted Stock Units.    A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. A restricted stock unit is a right to receive one share of Common Stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the Committee. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1. Number of Shares.    The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock or restricted stock units shall be determined by the Committee.

8.2. Sale Price.    The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3. Restrictions.    All shares of restricted stock transferred or sold by the Company hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

(c) such other conditions or restrictions as the Committee may deem advisable.

8.4. Restrictions.    In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. The Committee may provide that no certificates representing restricted stock be issued until the restriction period is over and further.

8.5. End of Restrictions.    Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6. Rights of Holders of Restricted Stock.    Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

8.7. Section 83(b) Election.    The Committee may provide in an award agreement that the award of restricted stock is conditioned upon the participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a participant makes an election pursuant to Section 83(b) of the Code concerning a restricted stock award, the Participant shall be required to file promptly a copy of such election with the Company.

8.8. Rights of Holders of Restricted Stock Units.    Participants who receive restricted stock units shall have no rights as stockholders with respect to such restricted stock units until such time as share certificates for Common Stock are issued to the participants; provided, however, that, to the extent provided by the Committee in the applicable award agreement, quarterly during the applicable restricted period for all restricted stock units awarded hereunder, the Company shall pay to each such participant an amount equal to the sum of all dividends and other distributions paid by the Company on that equivalent number of shares of Common Stock. Such payments, if any, shall be made at a time that satisfies the requirements of Section 409A.

9. Performance Awards.    A performance award is a right to either a number of shares of Common Stock (“performance shares”) or a cash amount (“performance units”) determined (in either case) in accordance with this Section 9 based on the extent to which the applicable performance goals are achieved. A performance award shall be of no value to a participant unless and until earned in accordance with this Section 9. The maximum number of performance shares issuable under this Plan to any participant for any fiscal year shall be 500,000 shares.

9.1. Establishment of Performance Goals.    Performance goals applicable to a performance award shall be established by the Committee in its absolute discretion on or before the date of grant and not more than a reasonable period of time after the beginning of the relevant performance period. Such performance goals for Performance Awards that are intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code shall be based on one or more of the following financial criteria: earnings per share, operating income, net income, cash flow, gross profit, gross profit return on investment, gross margin return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added. For Performance Awards that are intended to so qualify under Section 162(m), the targets shall be established within the required time period. The Committee, in its sole discretion, may modify the performance goals if it determines that circumstances have changed and modification is required to reflect the original intent of the performance goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any participant who is a “covered employee” within the meaning of Code Section 162(m).

9.2. Levels of Performance Required to Earn Performance Awards.    At or about the same time that performance goals are established for a specific period, the Committee shall in its absolute discretion establish the percentage of the performance awards granted for such performance period which shall be earned by the participant for various levels of performance measured in relation to achievement of performance goals for such performance period.

9.3. Other Restrictions.    The Committee shall determine the terms and conditions applicable to any performance award, which may include restrictions on the delivery of Common Stock payable in connection with the performance award and restrictions that could result in the future forfeiture of all or part of any Common Stock earned. The Committee may provide that shares of Common Stock issued in connection with a performance award be held in escrow and/or legended.

9.4. Notification to Participants.    Promptly after the Committee has established or modified the performance goals with respect to a performance award, the participant shall be provided with written notice of the performance goals so established or modified.

9.5. Measurement of Performance Against Performance Goals.    The Committee shall, as soon as practicable after the close of a performance period, determine:

(a) the extent to which the performance goals for such performance period have been achieved; and

(b) the percentage of the performance awards earned as a result.

These determinations shall be absolute and final as to the facts and conclusions therein made and be binding on all parties. Promptly after the Committee has made the foregoing determination, each participant who has earned performance awards shall be notified, in writing thereof. For all purposes of this Plan, notice shall be deemed to have been given the date action is taken by the Committee making the determination. Participants may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of all or any portion of their performance awards during the performance period, except that performance awards may be transferable by assignment by a participant to the extent provided in the applicable performance award agreement.

9.6. Treatment of Performance Awards Earned.    Upon the Committee’s determination that a percentage of any performance awards have been earned for a performance period, participants to whom such earned performance awards have been granted and who have been (or were) in the employ of the Company or a subsidiary thereof continuously from the date of grant, subject to the exceptions set forth at Section 9.9 hereof, shall be entitled, subject to the other conditions of this Plan, to payment in accordance with the terms and conditions of their performance awards. Such terms and conditions may permit or require that any applicable tax withholding be deducted from the amount payable. Performance awards shall under no circumstances become earned or have any value whatsoever for any participant who is not in the employ of the Company or its subsidiaries continuously during the entire performance period for which such performance award was granted, except as provided at Section 9.9 hereof.

9.7. Distribution.    Distributions payable pursuant to Section 9.6 above shall be made as soon as practicable after the Committee determines the performance awards have been earned unless the provisions of Section 9.8 hereof are applicable to a participant.

9.8. Deferral of Receipt of Performance Award Distributions; Compliance with Section 409A.    With the consent of the Committee, a participant who has been granted a performance award may elect to defer receipt of all or any part of any distribution associated with that performance award pursuant to the terms of a deferred compensation plan of the Company. In any such event, the agreement evidencing such performance award shall comply in all respects with the applicable requirements of Section 409A.

9.9. Non-Disqualifying Termination of Employment.    The only exceptions to the requirement of continuous employment during a performance period for performance award distribution are termination of a participant’s employment by reason of death (in which event the performance award may be transferable by will or the laws of descent and distribution only to such participant’s beneficiary designated to receive the performance award or to the participant’s applicable legal representatives, heirs or legatees), total and permanent disability, with the consent of the Committee, or normal or late retirement or early retirement, with the consent of the Committee, occurring during the performance period applicable to the subject performance award. In such instance a distribution of the performance award shall be made, as of the end of the performance period, and 100% of the total performance award that would have been earned during the performance period shall be earned and paid out. If a participant’s termination of employment does not meet the criteria set forth above, but the participant had at least 15 years of employment with the Company or a subsidiary or any combination thereof, the Committee may allow distribution of up to 100% of the total performance award for the performance period(s) in which the termination of employment occurred, subject to any conditions that the Committee shall determine.

10. General.

10.1. Effective Date.    The Plan will become effective upon its approval by the Company’s Board of Directors, subject to approval by the Company’s stockholders.

10.2. Duration.    The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

10.3. Limited Transferability of Incentives.    No Incentive may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive); the Company shall not be required to recognize any attempted assignment of such rights by any participant; and the rights and interest of a Participant or any Beneficiary under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Participant or Beneficiary in the Plan shall be subject to any obligation or liability of such Participant or Beneficiary. Notwithstanding the preceding sentence, the following transfers and exercises of Incentives are permitted under this Plan:

(a) stock options or SARs may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, or to partnerships or limited liability companies in which Family Members are the only partners or shareholders; or

(b) any stock options or SARs held by a participant may be assigned by court order to the participant’s former spouse in connection with a dissolution of their marriage, but only if the Committee determines, in its sole discretion, that the order satisfies such requirements of a “qualified domestic relations order” as are set forth in paragraphs (1) through (3) of Section 414(p) of the Internal Revenue Code of 1986, as amended (the “Code”), as if the Plan were a plan described in Code Section 401(a)(13). The federal income and payroll taxation of any Incentives assigned as provided in the preceding sentence shall be governed by the Code, Revenue Rulings 2002-22 and 2004-60 (as applicable), or any other applicable guidance published by the Internal Revenue Service or the Department of the Treasury.

(c) During a participant’s lifetime, a stock option or SAR may be exercised only by him or her, by his or her guardian or legal representative or by any of the transferees permitted by the preceding two paragraphs (a) and (b).

10.4. Effect of Termination or Death.    In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee.

10.5. Restrictions under Securities Laws.    Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.6. Adjustment.    In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7. Incentive Plans and Agreements.    Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

10.8. Withholding.

(a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9. No Continued Employment, Engagement or Right to Corporate Assets.    No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10. Payments Under Incentives.    Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.16, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Section 409A.

10.11. Amendment of the Plan.    The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the stockholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.12. Amendment of Agreements for Incentives.    Except as otherwise provided in this Section 10.12, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR (a) without the prior approval of the Company’s stockholders, such Incentive will not be repriced, replaced, or regranted through cancellation, or by lowering the option price or exercise price of a previously granted Incentive, and (b) except as permitted under Section 10.16, no such amendment shall (i) extend the maximum period during which such Incentive may be exercised, either by extending the term of the Incentive or by extending the exercise period following termination of employment or any other applicable event, or (ii) reduce the exercise price per share below the Fair Market Value of the Common Stock on the date the Incentive was granted, unless, in either case, the deferral complies with the requirements of Section 409A.

10.13. Sale, Merger, Exchange or Liquidation.    Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(1) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(2) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such

Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(3) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(4) providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.14. Definition of Fair Market Value.    For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(1) If such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Capital Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

(2) If such shares are publicly traded but are not listed on a U.S. securities exchange or quoted on Nasdaq, then Fair Market Value shall be determined by reference to the trading price of a shares of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(3) If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate and shall be accomplished in a manner consistently applied to Incentives under the Plan.

10.15. Definition of Grant Date.    For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award or, if later, the date on which (1) the participant is no longer able to negotiate the terms of the award and (2) it is expected that the key terms of the award will be communicated within a relatively short period of time.

10.16. Compliance with Section 409A.    The Plan and the agreement for each Incentive shall be interpreted and administered so as to be exempt from the requirements of Section 409A or to comply with such requirements. Notwithstanding the foregoing, Incentives may be awarded or amended in a manner which does not comply with Section 409A, but only if and to the extent that the Committee specifically provides in written resolutions that the Incentive or amendment is not intended to comply with Section 409A.

10.17. Prior Plan.    Notwithstanding the adoption of this Plan by the Board and its approval by the stockholders, the Company’s 2000 Stock Incentive Plan, as it has been amended from time to time (the “Prior Plan”), shall remain in effect, and all grants and awards made under the Prior Plan shall be governed by the terms of the Prior Plans. The Committee shall not make any additional grants under the Prior Plan.

Approved by the Board of Directors on May 25, 2006.

Approved by the stockholders on                         ,             .

CRYO-CELL INTERNATIONAL, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS—JUNE 28, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated June 1, 2006, revoking any proxy previously given, hereby appoint(s) Mercedes Walton and Jill Taymans as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of CRYO-CELL International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. eastern time on Wednesday, June 28, 2006, at the Courtyard Marriott, 4014 Tampa Road, Oldsmar, Florida 34677, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR, “FOR” PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

1.	Election of directors:	01 Mercedes Walton	04 Jagdish Sheth
		02 Gaby W. Goubran	05 Anthony P. Finch
03 Scott Christian

☐	FOR all nominees,	☐	WITHHOLD AUTHORITY
	listed above (except as Specified below).		to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

___________________________________

2.	Proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accountants of the Company and its subsidiaries for the year ending November 30, 2006.

☐ FOR	☐	AGAINST	☐ ABSTAIN

3.	Proposal to approve the 2006 Stock Incentive Plan.

☐ FOR	☐	AGAINST	☐ ABSTAIN

4.	Upon such other matters as may properly come before the meeting.

It is important that each stockholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

Dated and Signed                     , 2006.

Signature of Stockholder(s)	Signature of Stockholder(s)

PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DO NOT FORGET TO DATE THIS PROXY.